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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 13, 2003
                                                          --------------

                             ESSENTIAL REALITY, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

     Nevada                        000-32319            33-0851302
    -------------------------------------------------------------------
(State or other jurisdiction     (Commission          (IRS Employer
of incorporation)                 File Number)     Identification No.)


             49 West 27th Street, Suite 7E, New York, New York 10001
             -------------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 212-244-3200
                                                            ------------

             ______________________________________________________
         (Former name or former address, if changed since last report.)



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Item 4.     Change in Registrant's Certifying Accountant.
            --------------------------------------------

     Effective March 13, 2003 (the "Termination Date"), Essential Reality, Inc. (the "Company" or "We") notified Deloitte & Touche LLP ("D&T") of their dismissal as the Company's principal independent accountant. On the Termination Date, the Company engaged Stonefield Josephson, Inc. ("Stonefield") to serve as the Company's new principal independent accountant. Our Audit Committee and Board of Directors participated in and approved the decision relating to the dismissal of D&T and the retention of Stonefield.

     The audit report of D&T on the financial statements of Essential Reality, LLC (Essential Reality, LLC was merged into the Company on June 20, 2002) for either of the two years in the period ended December 31, 2001 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2001 dated January 21, 2002 (July 9, 2002 as to Note 8) included an unqualified opinion with an explanatory paragraph that states D&T's conclusion that uncertainty existed regarding Essential Reality, LLC's ability to continue as a going concern.

     During the two fiscal years ended December 31, 2001 and any subsequent interim period through March 13, 2003 there were no disagreements between the Company, Essential Reality LLC and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. No event described in paragraphs (a)(1)(iv)(A) of Item 304 of Regulation S-B has occurred with us at any time during the period in which D&T served as our principal independent accountant or during the subsequent interim period through the Termination Date, except that during the interim period from October 1, 2002 up to and including the Termination Date, as described in paragraph
(a)(1)(iv)(B)(1) of Item 304 of Regulation S-B, a reportable event has been communicated to us by D&T relating to the lack of adequate personnel and internal controls necessary to develop reliable financial statements.

     We have not consulted with Stonefield regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements.

     We have authorized D&T to respond fully to the inquiries of Stonefield concerning the subject matter of the reportable event.

     We provided D&T with a copy of this report prior to filing it with the Securities and Exchange Commission. We requested that D&T furnish us with a letter to the Securities and Exchange Commission stating whether D&T agrees with the above statements. A copy of that letter is filed as an exhibit to this form 8-K.


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Item 7.          Financial Statements and Exhibits.
                 ---------------------------------

  (c)

      Exhibit Number    Description
      --------------    ------------

      16.1 Letter of Deloitte & Touche LLP regarding termination as principal independent accountant.












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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ESSENTIAL REALITY, INC.


Dated: March 20, 2003              By:
                                           ___________________________________
                                   Name:   Humbert B. Powell
                                   Title:  Chairman of the Board of Directors







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                                  EXHIBIT INDEX
                                  -------------


The following exhibits are filed with this 8-K:


      16.1 Letter of Deloitte & Touche LLP regarding termination as principal independent accountant.

















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